EXHIBIT 10.39



                          COOPERATIVE COMPUTING HOLDING
                                  COMPANY, INC.

                              AMENDED AND RESTATED
                             2000 STOCK OPTION PLAN
                                FOR KEY EMPLOYEES


1.   PURPOSE

    Cooperative Computing Holding Company, Inc., a Delaware corporation
(herein, together with its successors, referred to as the "COMPANY"), by means of this 2000 Stock Option Plan for Key Employees (the "PLAN"), desires to afford certain key employees of, and certain persons performing services for, the Company and any direct or indirect subsidiary or parent corporation thereof now existing or hereafter formed or acquired (such corporations sometimes referred to herein as "RELATED ENTITIES") who are responsible for the continued growth of the Company an opportunity to acquire a proprietary interest in the Company, and thus to create in such persons an increased interest in and a greater concern for the welfare of the Company and any Related Entities. Certain definitions used herein are defined in Section 20 of this Plan.

    The stock options described in Sections 6 and 7 (the "OPTIONS"), and the shares of Common Stock (as hereinafter defined) acquired pursuant to the exercise of such Options, are a matter of separate inducement and are not in lieu of any salary or other compensation for services. As used in the Plan, the terms "parent corporation" and "subsidiary corporation" shall have the meanings contained in Sections 424(e) and 424(f), respectively, of the Internal Revenue Code of 1986, as amended (the "CODE").

2.   ADMINISTRATION

    The Plan shall be administered by the Option Committee, or any successor thereto, of the Board of Directors of the Company (the "BOARD OF DIRECTORS"), or by any other committee appointed by the Board of Directors to administer the Plan (the "COMMITTEE"); Provided, that the entire Board of Directors may act as the Committee if it chooses to do so; and PROVIDED, FURTHER, that (i) for purposes of determining any Performance-Based Options (as hereinafter defined) applicable to Key Employees (as hereinafter defined) who constitute "covered employees" within the meaning of Section 162(m) of the Code, "Committee" shall mean the members of the Option Committee of the Board of Directors who qualify as "outside directors" within the meaning of Section 162(m) of the Code, and such Performance-Based Options shall be subject to ratification by unanimous approval of the members of the Board of Directors, and (ii) for so long as the Company is subject to the reporting requirements of the Securities Exchange Act of 1934, as amended (the "EXCHANGE ACT"), the Committee shall be composed solely of two or more "Non-Employee Directors" as defined in Rule 16b-3, as amended ("RULE 16B-3"), promulgated thereunder; PROVIDED, that, alternatively, for purposes of granting Options other than Performance-Based Options hereunder, the Board of Directors may authorize such grants and may take any other action permitted pursuant to Section 162(m) of the Code, Rule 16b-3 and applicable law and regulations.

    The number of individuals that shall constitute the Committee shall be determined from time to time by a majority of all the members of the Board of Directors, and, unless that majority of the Board of Directors determines otherwise, shall be no less than two individuals. A majority of the Committee shall constitute a quorum (or if the Committee consists of only two members, then both members shall constitute a quorum), and subject to the provisions of
Section 5, the acts of a majority of the members present at any meeting at which a quorum is present, or acts approved in writing by all members of the Committee, shall be the acts of the Committee. Whenever the Company shall have a class of equity securities registered pursuant to Section 12 of the Exchange Act, the Committee shall administer the Plan so as (i) to comply at all times with the Exchange Act, and (ii) to ensure that compensation attributable to Options granted under the Plan to Key Employees who constitute "covered employees" within the meaning of Section 162(m) of the Code shall (A) meet the deduction limitation imposed by Section 162(m) of the Code, or (B) qualify as "performance-based compensation" as such term is used in Section 162(m) of the Code and the regulations promulgated thereunder and thus be exempt from the deduction limitation imposed by Section 162(m) of the Code.

    The members of the Committee shall serve at the pleasure of the Board of Directors, which shall have the power, at any time and from time to time, to remove members from or add members to the Committee. Removal from the Committee may be with or without cause. Any individual serving as a member of the Committee shall have the right to resign from membership on the Committee by written notice to the Board of Directors. The Board of Directors, and not the remaining members of the Committee, shall have the power and authority to fill vacancies on the Committee, however caused. The Board of Directors shall promptly fill any vacancy that causes the number of members of the Committee to be less than two or, if the Company has a class of equity securities registered pursuant to Section 12 of the Exchange Act, any other number that Rule 16b-3 or other applicable rules under Section 16(b) of the Exchange Act, Section 162(m) of the Code, or any successor or analogous rules or laws may require from time to time.

3.   SHARES AVAILABLE AND MAXIMUM INDIVIDUAL GRANTS

    Subject to the adjustments provided in Section 12, the maximum aggregate number of shares of common stock, par value $0.01 per share, of the Company ("COMMON STOCK") in respect of which Options may be granted for all purposes under the Plan shall be 5,000,000 shares. If, for any reason, any shares as to which Options have been granted cease to be subject to purchase thereunder, including the expiration of any such Option, the termination of any such Option prior to exercise, or the forfeiture of any such Option, such shares shall thereafter be available for grants under the Plan. Options granted under the Plan may be fulfilled in accordance with the terms of the Plan with (i) authorized and unissued shares of the Common Stock, or (ii) issued shares of such Common Stock held in the Company's treasury.

    The maximum aggregate number of shares of Common Stock underlying all Options that may be granted to any single Key Employee, including any Options that may have been granted to such Key Employee as an Eligible Non-Employee (as hereinafter defined), during the Term (as hereinafter defined) of the Plan shall be 500,000 shares, subject to the adjustments provided in Section 12. For purposes of the preceding sentence, such Options that are cancelled or repriced shall continue to be counted in determining such maximum aggregate number of shares of Common Stock that may be granted to any single Key Employee, including any Options that may have been granted to such Key Employee as an Eligible Non-Employee, during the Term of the Plan.

4.   ELIGIBILITY AND BASES OF PARTICIPATION

    Grants of Incentive Options (as hereinafter defined) and Non-Qualified Options (as hereinafter defined) may be made under the Plan, subject to and in accordance with Section 6, to Key Employees. As used herein, the term "KEY EMPLOYEE" shall mean any employee of the Company or any Related Entity, including officers and directors of the Company or any Related Entity who are also employees of the Company or any Related Entity, who are regularly employed on a salaried basis and who are so employed on the date of such grant, whom the Committee identifies as having a direct and significant effect on the performance of the Company or any Related Entity.

    Grants of Non-Qualified Options may be made, subject to and in accordance with Section 7, to any Eligible Non-Employee. As used herein, the term "ELIGIBLE NON-EMPLOYEE" shall mean any person or entity of any nature whatsoever, specifically including an individual, a firm, a company, a corporation, a partnership, a trust, or other entity (collectively, a "PERSON"), that the Committee designates as eligible for a grant of Options pursuant to the Plan because such Person performs bona fide consulting, advisory, or other services for the Company or any Related Entity (other than services in connection with the offer or sale of securities in a capital-raising transaction) and the Board of Directors or the Committee determines that the Person has a direct and significant effect on the performance of the Company or any Related Entity.

    The adoption of the Plan shall not be deemed to give any Person a right to be granted any Options.

5.   AUTHORITY OF COMMITTEE

    Subject to and not inconsistent with the express provisions of the Plan, the Code and, if applicable, Rule 16b-3 and Section 162(m) of the Code, the Committee shall have plenary authority to:

     a. determine the Key Employees and Eligible Non-Employees to whom Options shall be granted, the time when such Options shall be granted, the number of Options, the purchase price or exercise price of each Option, the period(s) during which such Options shall be exercisable (whether in whole or in part, including whether such Options shall become immediately exercisable upon the consummation of a Change of Control), the restrictions to be applicable to Options and all other terms and provisions thereof (which need not be identical);

     b. require, as a condition to the granting of any Option, that the Person receiving such Option agree not to sell or otherwise dispose of such Option, any Common Stock acquired pursuant to such Option, or any other "derivative security" (as defined by Rule 16a-1(c) under the Exchange Act) of the Company for a period of six months following the later of (i) the date of the grant of such Option or (ii) the date when the exercise price of such Option is fixed if such exercise price is not fixed at the date of grant of such Option, or for such other period as the Committee may determine;

     c. provide an arrangement through registered broker-dealers whereby temporary financing may be made available to an optionee by the broker-dealer, under the rules and regulations of the Board of Governors of the Federal Reserve, for the purpose of assisting the optionee in the exercise of an Option, such authority to include the payment by the Company of the commissions of the broker-dealer; PROVIDED, HOWEVER, that such financing does not cause the Company to recognize compensation, or additional compensation expense, with respect to such Option for financial reporting purposes;

     d. provide the establishment of procedures for an optionee (i) to have withheld from the total number of shares of Common Stock to be acquired upon the exercise of an Option that number of shares having a Fair Market Value which, together with such cash as shall be paid in respect of fractional shares, shall equal the aggregate exercise price under such Option for the number of shares then being acquired (including the shares to be so withheld), and (ii) to exercise a portion of an Option by delivering that number of shares of Common Stock already owned by such optionee having an aggregate Fair Market Value which shall equal the partial Option exercise price and to deliver the shares thus acquired by such optionee in payment of shares to be received pursuant to the exercise of additional portions of such Option, the effect of which shall be that such optionee can in sequence utilize such newly acquired shares in payment of the exercise price of the entire Option, together with such cash as shall be paid in respect of fractional shares; PROVIDED, HOWEVER, that in the case of an Incentive Option, no shares shall be used to pay the exercise price under this paragraph unless (A) such shares were not acquired through the exercise of an Incentive Option, or (B) if so acquired,
          (x) such shares have been held for more than two years since the grant of such Incentive Option and for more than one year since the exercise of such Incentive Option (the "HOLDING PERIOD"), or (y) if such shares do not meet the Holding Period, the optionee elects in writing to use such shares to pay the exercise price under this paragraph;

     e. provide that all or a portion of the exercise price of the Options may be paid with a full recourse promissory note, with such terms as the Committee may prescribe (except as provided below); PROVIDED, HOWEVER, that the term of such promissory note shall not extend beyond the period(s) during which such Options shall be exercisable; the shares of Common Stock issuable upon exercise of such Options shall be pledged as security for the payment of the principal amount of the promissory note and interest thereon; and the interest rate payable under the promissory note shall be fixed, non-refundable, non-prepayable and shall not be less than the minimum rate required under the Code;

     f. provide for (in accordance with Section 15 or otherwise) the establishment of a procedure whereby a number of shares of Common Stock or other securities may be withheld from the total number of shares of Common Stock or other securities to be issued upon exercise of an Option to meet the obligation of withholding for income, social security and other taxes incurred by an optionee upon such exercise or required to be withheld by the Company or a Related Entity in connection with such exercise unless, as determined by the Committee in the exercise of its discretion, such procedure is not permitted by applicable law;

     g. prescribe, amend, modify and rescind rules and regulations relating to the Plan; and

     h. make all determinations permitted or deemed necessary, appropriate or advisable for the administration of the Plan, interpret any Plan or Option provision, perform all other acts, exercise all other powers, and establish any other procedures determined by the Committee to be necessary, appropriate, or advisable in administering the Plan or for the conduct of the Committee's business. Any act of the Committee, including interpretations of the provisions of the Plan or any Option and determinations under the Plan or any Option, made in good faith, shall be final, conclusive and binding on all parties.

    The Committee may delegate to one or more of its members, or to one or more agents, such administrative duties as it may deem advisable, and the Committee or any Person to whom it has delegated duties as aforesaid may employ one or more Persons to render advice with respect to any responsibility the Committee or such Person may have under the Plan; PROVIDED, HOWEVER, that any such delegation shall be in writing; and PROVIDED, HOWEVER, that, any determination of Performance-Based Options applicable to Key Employees who constitute "covered employees" within the meaning of Section 162(m) of the Code may not be delegated to a member of the Board of Directors who, if elected to serve on the Committee, would not qualify as an "outside director" within the meaning of Section 162(m) of the Code. The Committee may employ attorneys, consultants, accountants, or other Persons and the Committee, the Company, and its officers and directors shall be entitled to rely upon the advice, opinions, or valuations of any such Persons. No member or agent of the Committee shall be personally liable for any action, determination or interpretation made in good faith with respect to the Plan and all members and agents of the Committee shall be fully protected by the Company in respect of any such action, determination or interpretation.

6.   STOCK OPTION GRANTS TO KEY EMPLOYEES

    Subject to the express provisions of the Plan, the Committee shall have the authority to grant incentive stock options pursuant to Section 422 of the Code ("INCENTIVE OPTIONS"), to grant non-qualified stock options (options which do not qualify under Section 422 of the Code) ("NON-QUALIFIED OPTIONS"), and to grant both types of Options to Key Employees. No Incentive Option shall be granted pursuant to the Plan after the earlier of ten years from the date of adoption of the Plan or ten years from the date of approval of the Plan by the shareholders of the Company. Incentive Options may be granted only to Key Employees. The terms and conditions of the Options granted under this Section 6 shall be determined from time to time by the Committee; PROVIDED, HOWEVER, that the Options granted under this Section 6 shall be subject to all terms and provisions of the Plan (other than Section 7), including the following:

     a. OPTION EXERCISE PRICE. Subject to Section 4, the Committee shall establish the Option exercise price at the time any Option is granted to a Key Employee at such amount as the Committee shall determine; PROVIDED, that, in the case of an Incentive Option, such price shall not be less than the Fair Market Value per share of Common Stock at the date the Option is granted; and PROVIDED, FURTHER, that in the case of an Incentive Option granted to a person who, at the time such Incentive Option is granted, owns shares of the Company or any Related Entity which possess more than 10% of the total combined voting power of all classes of shares of the Company or of any Related Entity, the option exercise price shall not be less than 110% of the Fair Market Value per share of Common Stock at the date the Option is granted.
          The Option exercise price shall be subject to adjustment in accordance with the provisions of Section 12 of the Plan.

     b. PAYMENT. The price per share of Common Stock with respect to each Option exercise by a Key Employee shall be payable at the time of such exercise. Such price shall be payable in cash or by any other means acceptable to the Committee, including by the delivery to the Company of shares of Common Stock owned by the optionee or by the delivery or withholding of shares pursuant to a procedure created pursuant to subsection 5(d) of the Plan (but, with respect to Incentive Options, subject to the limitations described in such subsection 5(d)). Shares delivered to or withheld by the Company in payment of the Option exercise price shall be valued at the Fair Market Value of the Common Stock on the day preceding the date of the exercise of the Option.

     c. EXERCISABILITY OF STOCK OPTION. Unless otherwise determined by the Committee at the time of grant, and subject to the provisions of subsections 6(d), (e), (f), (g) and (i) below, stock options granted to Key Employees hereunder shall vest and become exercisable according to the vesting schedule set forth below:

     one-fifth of the shares of Common Stock underlying the stock option grant shall vest and become exercisable on the first anniversary of the date of grant and remain exercisable until the stock option expires; and

     an additional one-fifth of the shares of Common Stock underlying the stock option grant shall vest and become exercisable on the second anniversary of the date of grant and remain exercisable until the stock option expires; and

     an additional one-fifth of the shares of Common Stock underlying the stock option grant shall vest and become exercisable on the third anniversary of the date of grant and remain exercisable until the stock option expires; and

     an additional one-fifth of the shares of Common Stock underlying the stock option grant shall vest and become exercisable on the fourth anniversary of the date of grant and remain exercisable until the stock option expires; and

     the final one-fifth of the shares of Common Stock underlying the stock option grant shall vest and become exercisable on the fifth anniversary of the date of grant and remain exercisable until the stock option expires.

     No Option by its terms shall be exercisable after the expiration of ten years from the date of grant of the Option, unless, as to any Non-Qualified Option, otherwise expressly provided in such Option; PROVIDED, HOWEVER, that no Incentive Option granted to a person who, at the time such Option is granted, owns stock of the Company, or any Related Entity, possessing more than 10% of the total combined voting power of all classes of stock of the Company, or any Related Entity, shall be exercisable after the expiration of five years from the date such Option is granted.

     d. DEATH. If an optionee's employment with the Company or a Related Entity terminates due to the death of such optionee, the estate of such optionee, or a Person who acquired the right to exercise such Option by bequest or inheritance or by reason of the death of the optionee, shall have the right to exercise the vested portion of such Option in accordance with its terms at any time and from time to time within 180 days after the date of death unless a longer or shorter period is expressly provided in such Option or established by the Committee pursuant to Section 10 (but in no event after the expiration date of such Option), and thereafter such Option shall lapse and no longer be exercisable.

     e. DISABILITY. If the employment of an optionee terminates because of his or her Disability (as defined in Section 20), such optionee or his or her legal representative shall have the right to exercise the vested portion of such Option in accordance with its terms at any time and from time to time within 180 days after the date of such termination unless a longer or shorter period is expressly provided in such Option or established by the Committee pursuant to Section 10 (but in no event after the expiration date of the Option), and thereafter such Option shall lapse and no longer be exercisable; PROVIDED, HOWEVER, that in the case of an Incentive Option, the optionee or his or her legal representative shall in any event be required to exercise the vested portion of such Incentive Option within one year after termination of the optionee's employment due to his or her Disability.

     f. TERMINATION FOR GOOD CAUSE; VOLUNTARY TERMINATION. Unless an optionee's Option expressly provides otherwise, such optionee shall immediately forfeit all rights under his or her Option, except as to the shares of stock already purchased thereunder, if the employment of such optionee with the Company or a Related Entity is terminated by the Company or any Related Entity for Good Cause (as defined below) or if such optionee voluntarily terminates employment without the consent of the Company or any Related Entity. The determination that there exists Good Cause for termination shall be made by the Committee (unless otherwise agreed to in writing by the Company and the optionee) and any decision in respect thereof by the Committee shall be final and binding on all parties in interest.

     g. OTHER TERMINATION OF EMPLOYMENT. If the employment of an optionee with the Company or a Related Entity terminates for any reason other than those specified in subsections 6(d), (e) or (f) above, such optionee shall have the right to exercise the vested portion of his or her Option in accordance with its terms, within 30 days after the date of such termination, unless a longer or shorter period is expressly provided in such Option or established by the Committee pursuant to
          Section 10 (but in no event after the expiration date of the Option), and thereafter such Option shall lapse and no longer be exercisable; PROVIDED, that (i) no Incentive Option shall be exercisable more than three months after such termination, and (ii) the Committee may, in the exercise of its discretion, extend the exercise date of any Option upon termination of employment for a period not to exceed six months plus one day (but in no event after the expiration date of the Option) if the Committee determines that the stated exercise date will have an inequitable result under Section 16(b) of the Exchange Act.

     h. MAXIMUM EXERCISE. To the extent that the aggregate Fair Market Value of Common Stock (determined at the time of the grant of the Option) with respect to which Incentive Options are exercisable for the first time by an optionee during any calendar year under all plans of the Company and any Related Entity exceeds $100,000, such Incentive Options shall be treated as Non-Qualified Options.

     i. CONTINUATION OF EMPLOYMENT. Each Incentive Option shall require the optionee to remain in the continuous employ of the Company or any Related Entity from the date of grant of the Incentive Option until at least three months prior to the date of exercise of the Incentive Option.

     j. INTERPRETATION OF PLAN. Any termination of employment of an optionee with the Company or any Related Entity shall in no way change or amend the Company's at-will termination policy.

7.   STOCK OPTION GRANTS TO ELIGIBLE NON-EMPLOYEES

    Subject to the express provisions of the Plan, the Committee shall have the authority to grant Non-Qualified Options (and not Incentive Options) to Eligible Non-Employees; PROVIDED, HOWEVER, that whenever the Company has any class of equity securities registered pursuant to Section 12 of the Exchange Act, no Eligible Non-Employee then serving on the Committee (or such other committee then administering the Plan) shall be granted Options hereunder if the grant of such Options would cause such Eligible Non-Employee to no longer be a "Non-Employee Director" as set forth in Section 2 hereof. The terms and conditions of the Options granted under this Section 7 shall be determined from time to time by the Committee; PROVIDED, HOWEVER, that the Options granted under this
Section 7 shall be subject to all terms and provisions of the Plan (other than Section 6), including the following:

     a. OPTION EXERCISE PRICE. Subject to Section 4, the Committee shall establish the Option exercise price at the time any Non-Qualified Option is granted to an Eligible Non-Employee at such amount as the Committee shall determine. The Option exercise price shall be subject to adjustment in accordance with the provisions of Section 12 of the Plan.

     b. PAYMENT. The price per share of Common Stock with respect to each Option exercise by an Eligible Non-Employee shall be payable at the time of such exercise. Such price shall be payable in cash or by any other means acceptable to the Committee, including by the delivery to the Company of shares of Common Stock owned by the optionee or by the delivery or withholding of shares pursuant to a procedure created pursuant to subsection 5(d) of the Plan. Shares delivered to or withheld by the Company in payment of the Option exercise price shall be valued at the Fair Market Value of the Common Stock on the day preceding the date of the exercise of the Option.

     c. EXERCISABILITY OF STOCK OPTION. Unless otherwise determined by the Committee at the time of grant and subject to the provisions of subsections 7(d), (e), (f), (g) and (i) below, stock options granted to Eligible Non-Employees hereunder shall vest and become exercisable according to the vesting schedule set forth below:

     one-fifth of the shares of Common Stock underlying the stock option grant shall vest and become exercisable on the first anniversary of the date of grant and remain exercisable until the stock option expires; and

     an additional one-fifth of the shares of Common Stock underlying the stock option grant shall vest and become exercisable on the second anniversary of the date of grant and remain exercisable until the stock option expires; and

     an additional one-fifth of the shares of Common Stock underlying the stock option grant shall vest and become exercisable on the third anniversary of the date of grant and remain exercisable until the stock option expires; and

     an additional one-fifth of the shares of Common Stock underlying the stock option grant shall vest and become exercisable on the fourth anniversary of the date of grant and remain exercisable until the stock option expires; and

     the final one-fifth of the shares of Common Stock underlying the stock option grant shall vest and become exercisable on the fifth anniversary of the date of grant and remain exercisable until the stock option expires.

     No Option shall be exercisable after the expiration of ten years from the date of grant of the Option, unless otherwise expressly provided in such Option.

     d. DEATH. If the retention by the Company or any Related Entity of the services of any Eligible Non-Employee that is a natural person terminates because of his or her death, the estate of such optionee, or a Person who acquired the right to exercise the vested portion of such Option by bequest or inheritance or by reason of the death of the optionee, shall have the right to exercise such Option in accordance with its terms, at any time and from time to time within 180 days after the date of death unless a longer or shorter period is expressly provided in such Option or established by the Committee pursuant to
          Section 10 (but in no event after the expiration date of such Option), and thereafter such Option shall lapse and no longer be exercisable.

     e. DISABILITY. If the retention by the Company or any Related Entity of the services of any Eligible Non-Employee that is a natural person terminates because of his or her Disability, such optionee or his or her legal representative shall have the right to exercise the vested portion of such Option in accordance with its terms at any time and from time to time within 180 days after the date of the optionee's termination unless a longer or shorter period is expressly provided in such Option or established by the Committee pursuant to Section 10 (but in no event after the expiration of the Option), and thereafter such Option shall lapse and no longer be exercisable.

     f. TERMINATION FOR GOOD CAUSE; VOLUNTARY TERMINATION. If the retention by the Company or any Related Entity of the services of any Eligible Non-Employee is terminated (i) for Good Cause, (ii) as a result of removal of the optionee from office as a director of the Company or of any Related Entity for cause by action of the shareholders of the Company or such Related Entity in accordance with the articles of incorporation or the by-laws of the Company or such Related Entity, as applicable, and the corporate law of the jurisdiction of incorporation of the Company or such Related Entity, or (iii) as a result of the voluntary termination by such optionee of the optionee's service without the consent of the Company or any Related Entity, then such optionee shall immediately forfeit his, her or its rights under such Option except as to the shares of stock already purchased. The determination that there exists Good Cause for termination shall be made by the Committee (unless otherwise agreed to in writing by the Company and the optionee) and any decision in respect thereof by the Committee shall be final and binding on all parties in interest.

     g. OTHER TERMINATION OF RELATIONSHIP. If the retention by the Company or any Related Entity of the services of any Eligible Non-Employee terminates for any reason other than those specified in subsections 7(d), (e) or (f) above, such optionee shall have the right to exercise the vested portion of his, her or its Option in accordance with its terms within 30 days after the date of such termination, unless a longer or shorter period is expressly provided in such Option or established by the Committee pursuant to Section 10 (but in no event after the expiration date of the Option), and thereafter such Option shall lapse and no longer be exercisable; PROVIDED, that the Committee may, in the exercise of its discretion, extend the exercise date of any Option upon termination of retention of an Eligible Non-Employee's services for a period not to exceed six months plus one day (but in no event after the expiration date of the Option) if the Committee determines that the stated exercise date will have an inequitable result under Section 16(b) of the Exchange Act.

     h. INELIGIBILITY FOR OTHER GRANTS. Any Eligible Non-Employee who receives an Option pursuant to this Section 7 shall be ineligible to receive any Options under any other Section of this Plan.

8.   EARLY EXERCISE

    The Committee, in its sole discretion, may provide that an option is exercisable prior to vesting. In the event the optionee's employment (or, in the case of any Option granted under Section 7, the optionee's relationship) with the Company or a Related Entity terminates for any reason while the optionee holds such unvested shares, the Company will have the right to repurchase any unvested shares. The terms and procedures of any right of early exercise (and the repurchase procedures) shall be established by the Committee and shall be set forth in the optionee's option agreement.

9.   PERFORMANCE-BASED OPTIONS

    The Committee, in its sole discretion, may designate and design Options granted under the Plan as Performance-Based Options if it determines that compensation attributable to such Options might not otherwise be tax deductible by the Company due to the deduction limitation imposed by Section 162(m) of the Code. Accordingly, Options granted under the Plan may be granted in such a manner that the compensation attributable to such Options is intended by the Committee to qualify as "performance-based compensation" as such term is used in
Section 162(m) of the Code and the regulations promulgated thereunder and thus be exempt from the deduction limitation imposed by Section 162(m) of the Code ("PERFORMANCE-BASED OPTIONS").

    Options granted under the Plan to Key Employees who constitute "covered employees" within the meaning of Section 162(m) of the Code shall be deemed to qualify as Performance-Based Options only if:

     a. The Option exercise price is not less than the Fair Market Value per share of Common Stock at the date the Option is granted; PROVIDED, that in the case of an Incentive Option, such price is subject to the limitations described in subsection 6(a); PROVIDED, FURTHER, that the Option exercise price shall be subject to adjustment in accordance with the provisions of Section 12 of the Plan; or

     b. With respect to a Non-Qualified Option granted at an exercise price that is below the Fair Market Value per share of the Common Stock on the date of grant, such Option satisfies the following requirements:

          (i) the granting or vesting of such Non-Qualified Option is subject to the achievement of a performance goal or goals based on one or more of the following performance measures (either individually or in any combination): net sales; pre-tax income before allocation of corporate overhead and bonus; budget; cash flow; earnings per share; net income; division, group or corporate financial goals; return on stockholders' equity; return on assets; attainment of strategic and operational initiatives; appreciation in and/or maintenance of the price of the Common Stock or any other publicly-traded securities of the Company; market share; gross profits; earnings before interest and taxes; earnings before interest, taxes, depreciation and amortization; economic value-added models; comparisons with various stock market indices; increase in number of customers; and/or reductions in costs;

          (ii) the Committee establishes in writing (A) the objective performance-based goals applicable to a given performance period, and (B) the individual employees or class of employees to which such performance-based goals apply no later than ninety days after the commencement of such performance period (but in no event after twenty-five percent of such performance period has elapsed);

          (iii) no compensation attributable to Performance-Based Options will be paid to or otherwise received by a Key Employee who constitutes a "covered employee" within the meaning of Section 162(m) of the Code until the Committee certifies in writing that the performance goal or goals (and any other material terms) applicable to such performance period have been satisfied;

          (iv) after the establishment of a performance goal, the Committee shall not revise such performance goal (unless such revision will not disqualify compensation attributable to the Performance-Based Options as "performance-based compensation" under Section 162(m) of the Code) or increase the amount of compensation payable with respect to such Performance-Based Options upon the attainment of such performance goal; and

          (v) as required by the regulations promulgated under Section 162(m) of the Code, the material terms of performance goals as described in subsection 9(b)(i) shall be disclosed to and reapproved by the Company's shareholders no later than the first shareholder meeting that occurs in the fifth year following the year in which the Company's shareholders previously approved such performance goals.

10.  CHANGE OF CONTROL

    If (i) a Change of Control shall occur, (ii) the Company shall enter into an agreement providing for a Change of Control, or (iii) any member of the HMC Group shall enter into an agreement providing for a Change of Control, then all Options outstanding under the Plan shall become exercisable immediately upon the Change of Control and the Board shall have, in addition to its rights pursuant to SECTION 11 hereof, the discretion to determine the treatment with respect to all Options granted pursuant to the Plan, including, without limitation, the discretion to immediately terminate the Option held by optionees and to grant such optionees, in lieu thereof, the right to receive an amount for each Option equal to (x) the fair market value of a share of Common Stock on the date of the consummation of such Change of Control, less the per share exercise price of such Option, multiplied by (y) the number of shares of Common Stock vested under such Option as of the Charge of Control (taking into account any shares that vest as a result of such Change of Control).

11.  PURCHASE OPTION

     a.   Except as otherwise expressly provided in any particular Option, if
          (i) any optionee's employment (or, in the case of any Option granted under Section 7, the optionee's relationship) with the Company or a Related Entity terminates for any reason at any time or (ii) a Change of Control occurs, the Company and/or its designee(s) shall have the option (the "PURCHASE OPTION") to purchase, and if the option is exercised, the optionee (or, with respect to Common Stock acquired pursuant to the exercise of an Option, the optionee's assignee, or the optionee's executor or the administrator of the optionee's estate, in the event of the optionee's death, or the optionee's legal representative in the event of the optionee's incapacity (hereinafter, collectively with such optionee, the "GRANTOR")) shall sell to the Company and/or its assignee(s), all or any portion (at the Company's option) of the shares of Common Stock and/or Options held by the Grantor (such shares of Common Stock and Options collectively being referred to as the "PURCHASABLE SHARES").

     b. The Company shall give notice in writing to the Grantor of the exercise of the Purchase Option within one year after the earlier of the date of the termination of the optionee's employment or engagement or such Change of Control. Such notice shall state the number of Purchasable Shares to be purchased and the purchase price of such Purchasable Shares. If no notice is given within the time limit specified above, the Purchase Option shall terminate.

     c. The purchase price to be paid for the Purchasable Shares purchased pursuant to the Purchase Option shall be, in the case of any Common Stock, the Fair Market Value per share as of the date of the notice of exercise of the Purchase Option times the number of shares being purchased, and in the case of any Option, the Fair Market Value per share times the number of vested shares (including by acceleration) subject to such Option which are being purchased, less the applicable per share Option exercise price. The purchase price shall be paid in cash. The closing of such purchase shall take place at the Company's principal executive offices within ten days after the purchase price has been determined. At such closing, the Grantor shall deliver to the purchaser(s) the certificates or instruments evidencing the Purchasable Shares being purchased, duly endorsed (or accompanied by duly executed stock powers) and otherwise in good form for delivery, against payment of the purchase price by check of the purchaser(s).
          In the event that, notwithstanding the foregoing, the Grantor shall have failed to obtain the release of any pledge or other encumbrance on any Purchasable Shares by the scheduled closing date, at the option of the purchaser(s) the closing shall nevertheless occur on such scheduled closing date, with the cash purchase price being reduced to the extent of, and paid to the holder of, all unpaid indebtedness for which such Purchasable Shares are then pledged or encumbered.

     d.   To assure the enforceability of the Company's rights under this
          Section 11, each certificate or instrument representing Common Stock or an Option held by him or it shall bear a conspicuous legend in substantially the following form:

     "THE SHARES [REPRESENTED BY THIS CERTIFICATE] [ISSUABLE PURSUANT TO THIS AGREEMENT] ARE SUBJECT TO AN OPTION TO REPURCHASE PROVIDED UNDER THE PROVISIONS OF THE COMPANY'S 2000 STOCK OPTION PLAN FOR KEY EMPLOYEES AND A STOCK OPTION AGREEMENT ENTERED INTO PURSUANT THERETO. A COPY OF SUCH OPTION PLAN AND OPTION AGREEMENT ARE AVAILABLE UPON WRITTEN REQUEST TO THE COMPANY AT ITS PRINCIPAL EXECUTIVE OFFICES."

    The Company's rights under this Section 11 shall terminate upon the consummation of a Qualifying Public Offering.

12.  ADJUSTMENT OF SHARES

    Except as otherwise contemplated in Section 10, and unless otherwise expressly provided in a particular Option, in the event that, by reason of any merger, consolidation, combination, liquidation, recapitalization, stock dividend, stock split, split-up, split-off, spin-off, combination of shares, exchange of shares or other like change in capital structure of the Company (collectively, an "ADJUSTMENT EVENT"), the Common Stock is substituted, combined, or changed into any cash, property, or other securities, or the shares of Common Stock are changed into a greater or lesser number of shares of Common Stock, the number and/or kind of shares and/or interests subject to an Option and the per share price or value thereof shall be appropriately and equitably adjusted by the Committee to give appropriate effect to such Adjustment Event. Any fractional shares or interests resulting from such adjustment shall be eliminated. Notwithstanding the foregoing, (i) each such adjustment with respect to an Incentive Option shall comply with the rules of Section 424(a) of the Code to an Incentive Option, and (ii) in no event shall any adjustment be made which would render any Incentive Option granted hereunder other than an "incentive stock option" for purposes of Section 422 of the Code.

    In the event the Company is not the surviving entity of an Adjustment Event and, following such Adjustment Event, any optionee will hold Options issued pursuant to the Plan which have not been exercised, cancelled, or terminated in connection therewith, the Company shall cause such Options to be assumed (or cancelled and replacement Options issued) by the surviving entity or a Related Entity. In the event of any perceived conflict between the provisions of
Section 10 and this Section 12, the Committee's determinations under Section 10 shall control.

13.  ASSIGNMENT OR TRANSFER

    Except as otherwise expressly provided in any Non-Qualified Option, no Option granted under the Plan or any rights or interests therein shall be assignable or transferable by an optionee except by will or the laws of descent and distribution, and during the lifetime of an optionee, Options granted to him or her hereunder shall be exercisable only by the optionee or, in the event that a legal representative has been appointed in connection with the Disability of an optionee, such legal representative.

14.  COMPLIANCE WITH SECURITIES LAWS

    The Company shall not in any event be obligated to file any registration statement under the Securities Act of 1933, as amended (the "SECURITIES ACT"), or any applicable state securities laws, to permit exercise of any Option or to issue any Common Stock in violation of the Securities Act or any applicable state securities laws. Each optionee (or, in the event of his or her death or, in the event a legal representative has been appointed in connection with his or her Disability, the Person exercising the Option) shall, as a condition to his or her right to exercise any Option, deliver to the Company an agreement or certificate containing such representations, warranties and covenants as the Company may deem necessary or appropriate to ensure that the issuance of shares of Common Stock pursuant to such exercise is not required to be registered under the Securities Act or any applicable state securities laws.

    Certificates for shares of Common Stock, when issued, may have substantially the following legend, or statements of other applicable restrictions, endorsed thereon, and may not be immediately transferable:

          "THE SHARES OF STOCK REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR ANY STATE SECURITIES LAWS. THE SHARES MAY NOT BE OFFERED FOR SALE, SOLD, PLEDGED, TRANSFERRED OR OTHERWISE DISPOSED OF UNTIL THE HOLDER HEREOF PROVIDES EVIDENCE SATISFACTORY TO THE ISSUER (WHICH, IN THE DISCRETION OF THE ISSUER, MAY INCLUDE AN OPINION OF COUNSEL SATISFACTORY TO THE ISSUER) THAT SUCH OFFER, SALE, PLEDGE, TRANSFER OR OTHER DISPOSITION WILL NOT VIOLATE APPLICABLE FEDERAL OR STATE LAWS."

    This legend shall not be required for shares of Common Stock issued pursuant to an effective registration statement under the Securities Act and in accordance with applicable state securities laws.

15.  WITHHOLDING TAXES

    By acceptance of the Option, the optionee will be deemed to (i) agree to reimburse the Company or any Related Entity by which the optionee is employed for any federal, state, or local taxes required by any government to be withheld or otherwise deducted by such corporation in respect of the optionee's exercise of all or a portion of the Option; (ii) authorize the Company or any Related Entity by which the optionee is employed to withhold from any cash compensation paid to the optionee or on the optionee's behalf, an amount sufficient to discharge any federal, state, and local taxes imposed on the Company or the Related Entity by which the optionee is employed, and which otherwise has not been reimbursed by the optionee, in respect of the optionee's exercise of all or a portion of the Option; and (iii) agree that the Company may, in its discretion, hold the stock certificate to which the optionee is entitled upon exercise of the Option as security for the payment of the aforementioned withholding tax liability, until cash sufficient to pay that liability has been accumulated, and may, in its discretion, effect such withholding by retaining shares issuable upon the exercise of the Option having a Fair Market Value on the date of exercise which is equal to the amount to be withheld.

16.  COSTS AND EXPENSES

    The costs and expenses of administering the Plan shall be borne by the Company and shall not be charged against any Option nor to any employee receiving an Option.

17.  FUNDING OF PLAN

    The Plan shall be unfunded. The Company shall not be required to make any segregation of assets to assure the payment of any Option under the Plan.

18.  OTHER INCENTIVE PLANS

    The adoption of the Plan does not preclude the adoption by appropriate means of any other incentive plan for employees.

19.  EFFECT ON EMPLOYMENT

    Nothing contained in the Plan or any agreement related hereto or referred to herein shall affect, or be construed as affecting, the terms of employment of any Key Employee except to the extent specifically provided herein or therein. Nothing contained in the Plan or any agreement related hereto or referred to herein shall impose, or be construed as imposing, an obligation on (i) the Company or any Related Entity to continue the employment of any Key Employee, and (ii) any Key Employee to remain in the employ of the Company or any Related Entity.

20.  DEFINITIONS

    In addition to the terms specifically defined elsewhere in the Plan, as used in the Plan, the following terms shall have the respective meanings indicated:

     "ADJUSTMENT EVENT" shall have the meaning set forth in Section 12 hereof.

     "AFFILIATE" shall mean, as to any Person, a Person that directly, or indirectly through one or more intermediaries, controls, or is controlled by, or is under common control with, such Person.

     "BOARD OF DIRECTORS" shall have the meaning set forth in Section 2 hereof.

     "CHANGE OF CONTROL" shall mean the first to occur of the following events:
     (i) any sale, lease, exchange, or other transfer (in one transaction or series of related transactions) of all or substantially all of the assets of the Company to any Person or group of related Persons as determined pursuant to Section 13(d) of the Exchange Act and the regulations and interpretations thereunder (a "Group") other than one or more members of the HMC Group, (ii) a majority of the Board of Directors of the Company shall consist of Persons who are not Continuing Directors; or (iii) the acquisition by any Person or Group other than one or more members of the HMC Group of the power, directly or indirectly, to vote or direct the voting of securities having more than 50% of the ordinary voting power for the election of directors of the Company.

     "CODE" shall have the meaning set forth in Section 1 hereof.

     "COMMITTEE" shall have the meaning set forth in Section 2 hereof.

     "COMMON STOCK" shall have the meaning set forth in Section 3 hereof.

     "COMPANY" shall have the meaning set forth in Section 1 hereof.

     "CONTINUING DIRECTOR" shall mean, as of the date of determination, any Person who (i) was a member of the Board of Directors of the Company on the date of adoption of the Plan, (ii) was nominated for election or elected to the Board of Directors of the Company with the affirmative vote of a majority of the Continuing Directors who were members of such Board of Directors at the time of such nomination or election, or (iii) is a member of the HMC Group.

     "DISABILITY" shall mean (i) permanent disability as defined under the appropriate provisions of the applicable long-term disability plan maintained for the benefit of employees of the Company or any Related Entity who are regularly employed on a salaried basis or (ii) if no such long-term disability plan exists, an inability to perform a participant's employment duties and responsibilities by reason of any physical or mental condition for a period of 26 consecutive weeks or a period of 26 weeks during any 12-month period in connection with the same physical or mental condition or (iii) another meaning agreed to in writing by the Committee and the optionee; PROVIDED, HOWEVER, that in the case of the optionee holding an Incentive Option "disability" shall have the meaning specified in Section 22(e)(3) of the Code.

     "ELIGIBLE NON-EMPLOYEE" shall have the meaning set forth in Section 4 hereof.

     "EXCHANGE ACT" shall have the meaning set forth in Section 2 hereof.

     "FAIR MARKET VALUE" shall, as it relates to the Common Stock, mean the average of the high and low prices of such Common Stock as reported on the principal national securities exchange on which the shares of Common Stock are then listed or the NASDAQ National Market, as applicable, on the date specified herein for such a determination; or if there were no sales on such date, on the next preceding day on which there were sales; or, if such Common Stock is not listed on a national securities exchange, the last reported bid price in the over-the-counter market; or, if such shares are not traded in the over-the-counter market, the per share cash price for which all of the outstanding Common Stock could be sold to a willing purchaser in an arms length transaction (without regard to minority discount, absence of liquidity, or transfer restrictions imposed by any applicable law or agreement) at the date of the event giving rise to a need for a determination. Except as may be otherwise expressly provided in a particular Option, Fair Market Value shall be determined in good faith by the Committee.

     "GOOD CAUSE", with respect to any Key Employee, shall mean (unless another definition is agreed to in writing by the Company and the optionee) termination by action of the Board of Directors because of: (A) the optionee's conviction of, or plea of nolo contendere to, a felony or a crime involving moral turpitude; (B) the optionee's personal dishonesty, willful misconduct, willful violation of any law, rule, or regulation (other than minor traffic violations or similar offenses) or breach of fiduciary duty which involves personal profit; (C) the optionee's willful commission of material mismanagement in the conduct of his or her duties as assigned to him by the Board of Directors or the optionee's supervising officer or officers of the Company; (D) the optionee's willful failure to execute or comply with the policies of the Company or his or her stated duties as established by the Board of Directors or the optionee's supervising officer or officers of the Company, or the optionee's intentional failure to perform the optionee's stated duties; or
     (E) substance abuse or addiction on the part of the optionee. "GOOD CAUSE", with respect to any Eligible Non-Employee, shall mean (unless another definition is agreed to in writing by the Company and the optionee) termination by action of the Board of Directors because of: (A) the optionee's conviction of, or plea of nolo contendere to, a felony or a crime involving moral turpitude; (B) the optionee's personal dishonesty, willful misconduct, willful violation of any law, rule, or regulation (other than minor traffic violations or similar offenses) or breach of fiduciary duty which involves personal profit; (C) the optionee's willful commission of material mismanagement in providing services to the Company or any Related Entity; (D) the optionee's willful failure to comply with the policies of the Company in providing services to the Company or any Related Entity, or the optionee's intentional failure to perform the services for which the optionee has been engaged; (E) substance abuse or addiction on the part of the optionee; or (F) the optionee's willfully making any material misrepresentation or willfully omitting to disclose any material fact to the board of directors of the Company or any Related Entity with respect to the business of the Company or any Related Entity.

     "GRANTOR" has the meaning set forth in Section 11 hereof.

     "HMC GROUP" shall mean Hicks, Muse, Tate & Furst Incorporated, its Affiliates, and their respective employees, officers, partners and directors (and members of their respective families and trusts for the primary benefit of such family members).

     "HOLDING PERIOD" shall have the meaning set forth in subsection 5(d) hereof.

     "INCENTIVE OPTIONS" shall have the meaning set forth in Section 6 hereof.

     The term "INCLUDING" when used herein shall mean "including, but not limited to".

     "KEY EMPLOYEE" shall have the meaning set forth in Section 4 hereof.

     "NON-QUALIFIED OPTIONS" shall have the meaning set forth in Section 6 hereof.

     "OPTIONS" shall have the meaning set forth in Section 1 hereof.

     "PERFORMANCE-BASED OPTIONS" shall have the meaning set forth in Section 9 hereof.

     "PERSON" shall have the meaning set forth in Section 4 hereof.

     "PLAN" shall have the meaning set forth in Section 1 hereof.

     "PURCHASABLE SHARES" shall have the meaning set forth in Section 11 hereof.

     "PURCHASE OPTION" shall have the meaning set forth in Section 11 hereof.

     "QUALIFYING PUBLIC OFFERING" shall mean a firm commitment underwritten public offering of Common Stock the result of which is that the HMC Group shall own less than 10% of the fully diluted Common Stock of the Company.

     "RELATED ENTITIES" shall have the meaning set forth in Section 1 hereof.

     "RULE 16B-3" shall have the meaning set forth in Section 2 hereof.

     "SECURITIES ACT" shall have the meaning set forth in Section 14 hereof.

     "TERM" shall have the meaning set forth in Section 22 hereof.

21.  AMENDMENT OF PLAN

    The Board of Directors shall have the right to amend, modify, suspend or terminate the Plan at any time; PROVIDED, that no amendment shall be made which shall increase the total number of shares of the Common Stock which may be issued and sold pursuant to Options granted under the Plan or decrease the minimum Option exercise price in the case of an Incentive Option, or modify the provisions of the Plan relating to eligibility with respect to Incentive Options unless such amendment is made by or with the approval of the shareholders. The Board of Directors shall be authorized to amend the Plan and the Options granted thereunder, without the consent or joinder of any optionee or other Person, in such manner as may be deemed necessary or appropriate by the Board of Directors in order to cause the Plan and the Options granted thereunder (i) to qualify as "incentive stock options" within the meaning of Section 422 of the Code, (ii) to comply with Rule 16b-3 (or any successor rule) under the Exchange Act (or any successor law) and the regulations (including any temporary regulations) promulgated thereunder or (iii) to comply with Section 162(m) of the Code (or any successor section) and any regulations (including any temporary regulations) promulgated thereunder. Except as provided above, no amendment, modification, suspension or termination of the Plan shall materially impair the value of any Options previously granted under the Plan, without the consent of the holder thereof.

22.  EFFECTIVE DATE

    The Plan shall be effective as of February 1, 2000, and shall be void retroactively as to any Incentive Option if not approved by the shareholders of the Company within twelve months thereafter. The Plan shall terminate on the tenth anniversary of the date of the effective date of the Plan or the date of approval of the Plan by the shareholders of the Company, whichever is earlier, unless sooner terminated by the Board of Directors (the "TERM").